UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 S. 147th St.  Omaha, NE    68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:   06/30/12

Item 1.  Reports to Stockholders.

Semi-Annual Report

June 30, 2012

1-877-BTS-9820

(1-877-287-9820)

www.btsfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

As CEO of BTS Asset Management (“BTS”), I would like to thank you for investing with the BTS Bond Asset Allocation Fund, and taking a moment to review some of the strategies employed and achievements gained during the first half of 2012.

As BTS invested during late 2011 in high yield bonds our indicators and models had avoided significant downward volatility during the second half of 2011. Indicators were de-sensitized, during the latter half of 2011, in order to avoid being caught in the correction that was taking place due to uncertain prospects for economic growth.

BTS’s fluid model approach is designed to be cognizant of volatility periods and to invest on confirmation of strong price trend. Consequently indicators place investor assets upon confirmation of stronger underpinnings.

Whenever trading and investing systems seek preservation of capital there may be times of defense wherein returns are missed in preference to safety of assets. In the long run, over 32 years of investing with this type of strategy with BTS Indicators has created competitive returns. Of course, there is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

In mid-2011 we mentioned in our letter to shareholders, ‘GDP has been revised down for Q1 and Q2 of 2011, which suggests markets are likely to discount slower growth. As stocks correct, high yield bonds also begin to decline. This correlation eventually will create a better valuation proposition as the story changes to positive and indicators and models pick up on a steady trend.’

As 2012 took place the high yield sector moved higher and gains were registered. In the second quarter of 2012, markets corrected as the EU situation deteriorated and a ‘period of uncertainty’ led to a rally in ‘safe haven U.S. Government bonds.’ Indicators reacted to this development and BTS Bond Asset Allocation Fund sold riskier corporate high yield debt and invested in government bonds. Eventually the risk period abated and indicators again allocated to high yield bonds. Currently, we believe steady gains will take place through the remainder of 2012, but indicators will attempt to allocate defensively at times of risk.

Thank you for choosing the BTS Bond Asset Allocation Fund and good luck in 2012!

Sincerely,

Matthew Pasts CMT

CEO, BTS Asset Management

1283-NLD-8/13/2012

BTS Bond Asset Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The fund's performance figures* for the six months ending June 30, 2012, compared to its benchmarks:

	Six Months	Since Inception ***
BTS Bond Asset Allocation Fund Class A	0.19%	1.28%
BTS Bond Asset Allocation Fund Class A (with load of 5%)	-4.84%	-0.80%
BTS Bond Asset Allocation Fund Class C	-0.18%	0.54%
Barclays Aggregate Bond Index Total Return **	2.37%	6.69%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-877-287-9820.

** The Barclays Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.  Index returns assume reinvestment of dividends. Investors may not invest in the Index directly.  Unlike the Fund's returns, the Index does not reflect any fees or expenses.

*** Inception date is January 4, 2010.

Top Holdings By Industry	% of Net Assets
Mutual Funds	89.8%
Money Market Funds	25.9%
Other, Cash & Cash Equivalents	(15.7)%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

BTS Bond Asset Allocation Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2012
Shares		Value
	MUTUAL FUNDS - 89.8%
	DEBT FUNDS - 89.8%
4,825,737	DoubleLine Total Return Bond Fund	$ 53,951,743
4,350	Fidelity High Income Fund	39,065
200,000	iShares Barclays 20+ Year Treasury Bond Fund	25,040,000
100,000	iShares iBoxx Investment Grade Corporate Bond Fund	11,766,000
40	iShares iBoxx $ High Yield Corporate Bond Fund	3,649
50,000	Pimco Total Return ETF	5,275,500

	TOTAL MUTUAL FUNDS (Cost - $96,475,970)	96,075,957

	SHORT-TERM INVESTMENTS - 25.9%
	MONEY MARKET FUNDS - 25.9%
27,713,471	Fidelity Institutional Money Market Portfolio, 0.18%*	27,713,471

	TOTAL SHORT-TERM INVESTMENTS (Cost - $27,713,471)

	TOTAL INVESTMENTS - 115.7% (Cost - $124,189,441) (a)	$ 123,789,428
	LIABILITIES LESS OTHER ASSETS - (15.7) %	(16,830,676)
	NET ASSETS - 100.0%	$ 106,958,752

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from Market Value by net unrealized appreciation/(depreciation) on securities as follows:
	Unrealized appreciation	$ 704
	Unrealized depreciation	(400,717)
	Net unrealized depreciation	$ (400,013)

* Interest rate reflects seven-day effective yield on June 30, 2012.

See accompanying notes to financial statements.

BTS Bond Asset Allocation Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2012

ASSETS
Investment securities:
At cost	$ 124,189,441
At value	$ 123,789,428
Receivable for Fund shares sold	32,538
Dividends and interest receivable	247,851
Prepaid expenses and other assets	150,188
TOTAL ASSETS	124,220,005

LIABILITIES
Payable for securities purchased	17,072,000
Payable for Fund shares repurchased	38,143
Investment advisory fees payable	85,644
Distribution (12b-1) fees payable	29,502
Fees payable to other affiliates	18,205
Accrued expenses and other liabilities	17,759
TOTAL LIABILITIES	17,261,253
NET ASSETS	106,958,752

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	111,191,531
Undistributed net investment income	334,241
Accumulated net realized loss from security transactions	(4,167,007)
Net unrealized depreciation of investments	(400,013)
NET ASSETS	106,958,752

Net Asset Value Per Share:
Class A Shares:
Net Assets	93,335,239
Shares of beneficial interest outstanding	9,590,745
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.73
Maximum offering price per share (Maximum sales charge of 5.00%) (b)	$ 10.24

Class C Shares:
Net Assets	$ 13,623,513
Shares of beneficial interest outstanding	1,398,079
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.74

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(b)	On investments of $5 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge if redeemed during the first 18 months.

See accompanying notes to financial statements.

BTS Bond Asset Allocation Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Year Ended June 30, 2012

INVESTMENT INCOME
Dividends	$ 2,880,516
Interest	8,018
TOTAL INVESTMENT INCOME	2,888,534

EXPENSES
Investment advisory fees	567,921
Distribution (12b-1) fees:
Class A	124,648
Class C	68,567
Administrative services fees	52,230
Transfer agent fees	32,265
Registration fees	24,632
Accounting services fees	22,065
Professional fees	11,128
Shareholder Reporting Expense	9,264
Compliance officer fees	7,754
Custodian fees	7,209
Non 12b-1 Shareholder servicing fees	6,136
Trustees' fees and expenses	2,447
Insurance expense	992
Other expenses	17,478
TOTAL EXPENSES	954,736

NET INVESTMENT INCOME	1,933,798

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions:	(915,329)
Net change in unrealized depreciation on investments	(292,947)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,208,276)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 725,522

See accompanying notes to financial statements.

BTS Bond Asset Allocation Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Six	For the
	Month Period	Year Ended
	June 30, 2012	December 31, 2011
	(Unaudited)
FROM OPERATIONS
Net investment income	$ 1,933,798	$ 3,672,223
Net realized loss from investments and swap transactions	(915,329)	(3,608,606)
Distributions of realized gains from underlying investment companies	-	340,489
Net change in unrealized depreciation on investments	(292,947)	(111,808)
Net increase in net assets resulting from operations	725,522	292,298

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,485,357)	(3,358,754)
Class C	(156,545)	(261,580)
From net realized gains
Class A	-	(132,730)
Class C	-	(18,082)
Net decrease in net assets from distributions to shareholders	(1,641,902)	(3,771,146)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	13,451,064	33,856,252
Class C	1,538,534	6,157,046
Net asset value of shares issued in
reinvestment of dividends and distributions to shareholders:
Class A	1,419,191	3,387,726
Class C	147,022	264,024
Redemption fee proceeds:
Class A	1,302	9,010
Class C	175	936
Payments for shares redeemed:
Class A	(24,277,756)	(91,614,858)
Class C	(2,035,064)	(4,310,254)
Net decrease in net assets from shares of beneficial interest	(9,755,532)	(52,250,118)

TOTAL DECREASE IN NET ASSETS	(10,671,912)	(55,728,966)

NET ASSETS
Beginning of Period	117,630,664	173,359,630
End of Period *	$ 106,958,752	$ 117,630,664
* Includes undistributed net investment income of:	$ 334,241	$ 42,345

SHARE ACTIVITY
Class A:
Shares Sold	1,337,564	3,397,329
Share Reinvested	143,244	343,801
Shares Redeemed	(2,458,262)	(9,238,994)
	(977,454)	(5,497,864)

Class C:
Shares Sold	149,891	618,171
Shares Reinvested	14,841	26,786
Shares Redeemed	(203,627)	(436,206)
Net increase/(decrease) in shares of beneficial interest outstanding	(38,895)	208,751

See accompanying notes to financial statements.

BTS Bond Asset Allocation Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

			Class A
	For the		For the		For the
	Six Months Ended		Year Ended		Period Ended
	June 30, 2012		December 31,		December 31,
	(Unaudited)		2011		2010 (1)

Net asset value, beginning of period	$ 9.83		$ 10.05		$ 10.00
Activity from investment operations:
Net investment income (2)	0.18		0.26		0.14
Net realized and unrealized gain/(loss)
on investments	(0.13)		(0.20)		0.09
Total from investment operations	0.05		0.06		0.23

Paid-in-capital from redemption fees (2,3)	0.00		0.00		0.00

Less distributions from:
Net investment income	(0.15)		(0.27)		(0.13)
Net realized gains	-		(0.01)		(0.05)
Total distributions	(0.15)		(0.28)		(0.18)

Net asset value, end of period	$ 9.73		$ 9.83		$ 10.05

Total return (4)	2.02%	(6)	0.62%	(5)	2.27%	(6)

Net assets, end of period (000s)	$ 93,335		$ 103,516		$ 161,047

Ratio of expenses to average
net assets (7)	1.59%	(8)	1.55%		1.51%	(8)

Ratio of net investment income to
average net assets (7,9)	3.50%	(8)	2.59%		1.36%	(8)

Portfolio Turnover Rate	135%	(6)	462%		641%	(6)

(1)	The BTS Bond Asset Allocation Fund commenced operations on January 4, 2010.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends.
(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value of financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(6) Not annualized.
(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.
(8) Annualized.
(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

BTS Bond Asset Allocation Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

			Class C
	For the		For the	For the
	Six Months Ended		Year Ended	Period Ended
	June 30, 2012		December 31,	December 31,
	(Unaudited)		2011	2010 (1)

Net asset value, beginning of period	$ 9.85		$ 10.05	$ 10.00
Activity from investment operations:
Net investment income (2)	0.13		0.19	0.08
Net realized and unrealized gain/(loss)
on investments	(0.13)		(0.20)	0.08
Total from investment operations	(0.00)		(0.01)	0.16

Paid-in-capital from redemption fees (2,3)	0.00		0.00	0.00

Less distributions from:
Net investment income	(0.11)		(0.18)	(0.06)
Net realized gains	-		(0.01)	(0.05)
Total distributions	(0.11)		(0.19)	(0.11)

Net asset value, end of period	$ 9.74		$ 9.85	$ 10.05

Total return (4)	1.16%	(5)	-0.03%	1.56%	(5)

Net assets, end of period (000s)	$ 13,624		$ 14,115	$ 12,313

Ratio of expenses to average
net assets (6)	2.35%	(7)	2.30%	2.26%	(7)

Ratio of net investment income to
average net assets (6,8)	2.74%	(7)	1.84%	0.61%	(7)

Portfolio Turnover Rate	135%	(5)	462%	641%	(5)

(1)	The BTS Bond Asset Allocation Fund commenced operations on January 4, 2010.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends.
(5) Not annualized.
(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.
(7) Annualized.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

BTS Bond Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2012

1.

 ORGANIZATION

The BTS Bond Asset Allocation Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is to seek total return.

The Fund currently offers two classes of shares: Class A shares and Class C shares.  Class A shares are offered at net asset value plus a maximum sales charge of 5.00%.  Class C shares are offered at net asset value.  Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.  In unusual circumstances, instead of valuing securities in the usual manner, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

BTS Bond Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2012

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2012 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 96,075,957	-	-	$ 96,075,957
Short-Term Investments	27,713,471	-	-	27,713,471
Total Investments	$ 123,789,428	-	-	$ 123,789,428

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers into or out of Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually.   Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

BTS Bond Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2012

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010, or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the six months ended June 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $147,798,037 and $160,332,614, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. BTS Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, transfer agent, and custody administration services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.  During the six months ended June 30, 2012, the Distributor received $41,175 in underwriting commissions for sales of Class A shares, of which $13,280 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

BTS Bond Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2012

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, custody administration and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the six months ended June 30, 2012, Class A and Class C shares assessed $1,302 and $175, respectively, in redemption fees.

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	December 31, 2011	December 31, 2010
Ordinary Income	$ 3,769,314	$ 2,772,455
Long-Term Capital Gain	1,832	-
	$ 3,771,146	$ 2,772,455

The difference between the book basis and tax basis character of distributions as of December 31, 2011 is primarily attributable to the reclass of short-term capital gains to ordinary income.

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October &	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Other Losses	(Depreciation)	Earnings/(Deficits)
$ 42,345	$ -	$ (3,251,678)	$ -	$ (107,066)	$ (3,316,399)

At December 31, 2011, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains:

Short-Term	Long-Term	Total
$ 3,251,678	$ -	$ 3,251,678

Permanent book and tax differences, primarily attributable to adjustments for swaps, resulted in reclassification for the period ended December 31, 2011 as follows: a decrease in undistributed net investment income of $18,363 and a decrease in accumulated net realized loss from security transactions of $18,363.

BTS Bond Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2012

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8. UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Fidelity Government Institutional Money Market Fund and DoubleLine Total Return Bond Fund.  The Fund may redeem its investments at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Government Institutional Money Market.  The financial statements of the Fidelity Government Institutional Money Market Fund, including the portfolio of investments, can be found at the Funds website, www.fidelity.com, or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of June 30, 2012, the percentage of the Fund’s net assets invested in the Fidelity Government Institutional Money Market Fund was 25.9%.

The performance of the Fund may be directly affected by the performance of the DoubleLine Total Return Bond Fund.  The financial statements of the DoubleLine Total Return Bond Fund, including the portfolio of investments, can be found at the Funds website, www.doublelinefunds.com, or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of June 30, 2012, the percentage of the Fund’s net assets invested in the DoubleLine Total Return Bond Fund was 50.5%.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act. As of June 30, 2012, Pershing LLC held approximately 55% of the voting securities of Class C shares for the benefit of others.

10. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Approval of Advisory Agreement – BTS Bond Asset Allocation Fund

In connection with a regular meeting held on March 28, 2012, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons of any party to the investment advisory agreement (the "Independent Trustees"), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between BTS Asset Management, Inc. (“BTS” or the “Adviser”) and the Trust, on behalf of the BTS Bond Asset Allocation Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board had previously received materials specifically relating to the Advisory Agreement from the Adviser. A representative of the Adviser presented information regarding the Fund, the Adviser and the Advisory Agreement to the Board; discussed the Adviser’s client base and assets under management; and was available to answer questions from the Trustees.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.  A presentation was given by a representative of the Adviser regarding the Fund's investment strategies.  The Trustees discussed the nature of the adviser’s operations, the quality of their compliance infrastructures and the experience of their Fund management personnel.  The Board then reviewed financial information provided by the firm.  The Trustees concluded that the adviser has provided a level of service consistent with the Board’s expectations.

Performance.  The Board noted that for the Fund’s one-year period ended December 31, 2011, the Fund underperformed the average performance for funds in its peer group.  The Board noted that, although the Fund is categorized by Morningstar in the Multisector Bond Category, the Fund has a unique strategy that is more similar to a long/short bond fund, for which there is no Morningstar category.  The Board also considered the composite performance of the adviser’s separately managed accounts using a similar strategy and noted that the Fund outperformed that composite.  The Board also considered the market conditions during 2011 and concluded that the Fund’s performance was acceptable.

Fees and Expenses.  The Board noted that the Fund is currently paying a 1.00% annual advisory based on the average net assets of the Fund.  The Board also compared the advisory fees and net expense ratios of the Fund to the fees and expenses charged by a peer group of funds.  The Board noted that the Fund’s advisory fee and expense ratio was higher than the average for funds in its peer group, but the Board noted that the peer group did not reflect the Fund’s unique strategy.  The Board noted that the average management fee for equity long/short funds was approximately 1.25% and concluded that the Fund’s management fee was reasonable given that its strategy is akin to a long/short bond fund and the management fees for bond funds are generally slightly lower than for equity funds.  The Board also noted that the Fund’s management fee is lower than the fees charged by the adviser for its separately managed accounts. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, were reasonable in light of the services the Fund receives from the adviser, the Fund’s participation in expense limitation agreements, and the level of fees paid by a peer group of other similarly managed mutual Funds.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.   After discussion, it was noted that because of the Fund’s size, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

Profitability.  The Board considered the profits realized by the adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Board also considered the profits realized by the adviser from other activities related to the Fund.  The Trustees concluded that because of the adviser’s expense limitation agreement and Fund asset levels, the Board was satisfied that the firm’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and the Fund's shareholders.

BTS Bond Asset Allocation Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2012

As a shareholder of the BTS Bond Asset Allocation Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the BTS Bond Asset Allocation Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the BTS Bond Asset Allocation Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Actual	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expense Paid During Period 1/1/12 – 6/30/12*
Class A	$1,000.00	$1,001.90	$7.91
Class C	$1,000.00	$998.20	$11.68

Hypothetical (5% return before expenses)	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expense Paid During Period 1/1/12 - 6/30/12*
Class A	$1,000.00	$1,016.96	$7.97
Class C	$1,000.00	$1,013.18	$11.76

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 1.59% for Class A and 2.35% for Class C, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

09/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

09/10/2012

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

09/10/2012